Exhibit 32.2

Certification of Chief Financial Officer
Pursuant to 18 U.S.C. Section 1350 as Adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Katie A. Lorenson,  Executive Vice President and Chief Financial Officer of Alerus Financial Corporation (the “Company”) hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)

The Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2019 (the “Report”) fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Alerus Financial Corporation

November 7, 2019	/s/ Katie A. Lorenson
Katie A. Lorenson Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)